UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2005

WAKO LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-113564	20-0262555
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3606-8, 36/F, Citibank Tower, Citibank Plaza
3 Garden Road
Central, Hong Kong
(Address of Principal Executive Offices/Zip Code)

852-27998000 (212-924-3548)
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 9.01. Financial Statements and Exhibits.

In connection with the events reported in the Registrant’s Form 8-K filed with the Commission on April 7, 2005, the Registrant is filing the following financial statements of its subsidiary, Kay O’Neill (USA) LLC (“Kay O’Neill USA”), and certain pro forma financial information, as required pursuant to Item 9.01 of Form 8-K herewith:

(a) Audited Financial Statements of Kay O’Neill USA for the fiscal years ended March 31, 2005 and 2004; and

(b) Pro forma financial information reflecting the acquisition of Kay O’Neill USA by the Registrant, presented as required pursuant to Article 11 of Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAKO LOGISTICS GROUP, INC.

Date: June 2, 2005	By:	/s/ Christopher Wood
Christopher Wood
Chief Executive Officer

Kay O’Neill (USA) LLC

Financial Statements for the
Years Ended March 31, 2005 and 2004

Kay O’Neill (USA) LLC

Years Ended March 31, 2005 and 2004

C o n t e n t s

	Reference	Page

Independent Auditor's Report		1

Balance Sheets	Exhibit A	2-3

Statements of Income and Retained Earnings	Exhibit B	4

Statements of Cash Flows	Exhibit C	5-6

Notes to Financial Statements		7-11

Independent Auditor's Report on Supplemental Information		12

Schedule of Operating Expenses	Supplemental Schedule B-1	13

Phone 312/207-1040
Fax 312/207-1066
www.bkadvice.com

10 South Riverside Plaza
 Suite 900
Chicago, IL 60606

Independent Auditor’s Report

Board of Directors
Kay O’Neill (USA) LLC
Des Plaines, Illinois

We have audited the accompanying balance sheets of Kay O’Neill (USA) LLC as of March 31, 2005 and 2004, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kay O’Neill (USA) LLC as of March 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

//Blackman Kallick Bartelstein, LLP

May 6, 2005
Trusted business advisors

Kay O’Neill (USA) LLC

Balance Sheets

March 31, 2005 and 2004

Assets
	2005	2004
Current Assets
Cash	$-	$220,528
Receivables

Trade (Net of allowance for doubtful accounts of $3,751 and $1,238 in 2005 and 2004, respectively)	998,537	697,247
Trade, affiliated company	675,343	33,600
Other, affiliated company	189,668	3,126
Employee advances	3,888	2,638
Prepaid expenses	4,129	5,346

Total Current Assets	1,871,565	962,485

Property and Equipment (Net of accumulated depreciation)	26,335	36,282

Deposits	39,565	39,565

	$1,937,465	$1,038,332

The accompanying notes are an integral part of the financial statements.

		Exhibit A

Liabilities and Member's Equity
	2005	2004
Current Liabilities
Checks issued in excess of funds on deposit	$66,439	$-
Short-term borrowings	225,000	100,000
Accounts payable
Trade	991,552	623,545
Other	89,660	31,144
Accrued expenses	118,901	41,136
Current portion of capital lease obligation	3,569	3,387
Deferred revenue	20,825	4,499

Total Current Liabilities	1,515,946	803,711
Noncurrent Liabilities
Capital lease obligation (net of current portion)	9,092	12,661
Deferred rent	15,870	15,136

Total Noncurrent Liabilities	24,962	27,797
Member's Equity
Member's contributions	50,000	50,000
Member's contributions receivable	(49,997)	(49,997)
Retained earnings (Exhibit B)	396,554	206,821

Total Member's Equity	396,557	206,824

	$1,937,465	$1,038,332

Exhibit B

Kay O’Neill (USA) LLC

Statements of Income and Retained Earnings

Years Ended March 31, 2005 and 2004

	Amount		% of Net Sales
	2005	2004	2005	2004

Net Sales	$6,358,932	$4,061,494	100.00%	100.00%

Cost of Sales	4,798,446	2,946,630	75.46	72.55

Gross Profit	1,560,486	1,114,864	24.54	27.45

Operating Expenses	1,283,364	918,632	20.18	22.62

Income from Operations	277,122	196,232	4.36	4.83

Other Income (Expense)

Foreign currency transaction gains	40,342	20,433.63		.50
Interest	(6,507)	(12,162)	(.10)	(.29)

Other Income	33,835	8,271.53		.21

Income before Income Taxes	310,957	204,503	4.89	5.04

Income Tax Expense	121,224	79,196	1.91	1.95

Net Income	189,733	125,307	2.98%	3.09%

Retained Earnings, Beginning of Year	206,821	81,514

Retained Earnings, End of Year
(Exhibit A)	$396,554	$206,821

The accompanying notes are an integral part of the financial statements.

Exhibit C
(Page 1)
Kay O’Neill (USA) LLC

Statements of Cash Flows

Years Ended March 31, 2005 and 2004

	2005	2004
Cash Flows from Operating Activities
Net income	$189,733	$125,307

Adjustments to reconcile net income to net cash (used in) provided by operating activities
Depreciation	18,902	22,819
Provision for losses on receivables	6,436	1,238
(Increase) decrease in
Receivables - Trade	(307,726)	(201,834)
Receivables - Trade, affiliated company	(641,743)	60,428
Prepaid expenses	1,217	15,602
Deposits	-	2,435
Increase (decrease) in
Accounts payable - Trade	368,007	160,955
Accounts payable - Other	58,516	5,301
Accrued expenses	77,765	989
Deferred revenue	16,326	(498)
Deferred rent	734	15,136

Total Adjustments	(401,566)	82,571

Net Cash (Used in) Provided by Operating Activities	(211,833)	207,878

Cash Flows from Investing Activities
Capital expenditures	(8,955)	-
Net (advances to) repayments from employees	(1,250)	3,301
Net advances to affiliated company	(186,542)	(3,126)

Net Cash (Used in) Provided by Investing Activities	(196,747)	175

Cash Flows from Financing Activities
Checks issued in excess of funds on deposit	66,439	-
Net borrowings under line of credit	125,000	65,000
Repayments of affiliated company loan	-	(145,632)
Repayments of capital lease obligation	(3,387)	(2,161)

Net Cash Provided by (Used in) Financing Activities	188,052	(82,793)

Net (Decrease) Increase in Cash	(220,528)	125,260

Cash, Beginning of Year	220,528	95,268

Cash, End of Year	$-	$220,528

The accompanying notes are an integral part of the financial statements.

Exhibit C
(Page 2)
Kay O’Neill (USA) LLC

Statements of Cash Flows

Years Ended March 31, 2005 and 2004

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
Interest	$6,507	$4,080

Income Taxes	$95,472	$60,182

Supplemental Schedule of Noncash Financing Activities:
A capital lease obligation of $18,209 was incurred when the company entered into a lease for new equipment during the year ended March 31, 2004.

The accompanying notes are an integral part of the financial statements.

Kay O’Neill (USA) LLC

Notes to Financial Statements

Years Ended March 31, 2005 and 2004

Note 1 - Industry Operations

Kay O’Neill (USA) LLC (“Kay O’Neill” or the “Company”) provides professional logistics management services. These services primarily include arranging for pickup and delivery of shipments, including the import and export of those shipments throughout the world. Approximately 75% of the Company’s revenues are generated through export facilitation and 25% through import facilitation. The majority of export transactions involve contracting for the transportation of goods from the exporter to the port of departure. The majority of the Company’s import transactions involve contracts for the movement of goods through customs at the port of arrival and delivery to the importer.

Note 2 - Summary of Significant Accounting Policies

Form of Organization

Kay O’Neill is a limited liability company (“LLC”) organized in Illinois. The Company has three managers and a single member, Kay O’Neill (USA Holdings) Limited (“Holdings”), a United Kingdom corporation. As a limited liability company, the member's liability is limited to the capital invested. In Illinois, an LLC retains the corporate characteristics of limited liability for its managers and members. The member is obligated to the LLC for written promises and for contributions of cash, property and services. The life of the LLC is deemed to be perpetual.

Cash

The Company maintains its cash in a bank deposit account which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

Receivables

Receivables are carried at original invoice or closing statement amount less estimates made for doubtful receivables. Management determines the allowances for doubtful accounts by reviewing and identifying troubled accounts on a monthly basis and by using historical experience applied to an aging of accounts. A receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received.

Property and Equipment

The Company's policy is to depreciate the cost of furniture, equipment and computer hardware and software over the estimated useful lives of the assets, estimated to be from 3 to 7 years, using the straight-line method.

Kay O’Neill (USA) LLC

Notes to Financial Statements

Years Ended March 31, 2005 and 2004

Note 2 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

Revenue is generally recognized in the financial statements as follows:

Air export transactions	On the date of flight departure from origin
Air import transactions	On the date of flight arrival at destination
Sea export transactions	On the date of ship departure from origin
Sea import transactions	On the date of ship arrival at destination

Revenue related to additional services such as customs clearance and ground freight, where applicable, is recognized at the time such service is completed.

Deferred revenue represents payments from customers made in advance of shipments.

Income Taxes

The Company has elected to be treated as a corporation for federal and state income tax purposes. Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due and deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The amount of such differences is insignificant and, accordingly, income taxes are comprised solely of taxes currently due.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Kay O’Neill (USA) LLC

Notes to Financial Statements

Years Ended March 31, 2005 and 2004

Note 3 - Property and Equipment

Property and equipment was comprised of the following as of March 31:

	2005	2004

Furniture and fixtures	$36,711	$36,711
Computer software and equipment	53,810	44,855
Equipment under capital lease	18,209	18,209

	108,730	99,775

Accumulated depreciation	(82,395)	(63,493)

	$26,335	$36,282

Accumulated depreciation for equipment under capital lease was $6,070 and $2,428 as of March 31, 2005 and 2004, respectively.

Note 4 - Short-Term Borrowings

As of March 31, 2005 and 2004, the Company had borrowings of $225,000 and $100,000, respectively, under a revolving bank note in the amount of $500,000. The note matures on December 1, 2005 and carried interest at the bank’s prime rate, 5.75%, as of March 31, 2005, and the bank’s prime rate plus 0.5%, or 4.50%, as of March 31, 2004. The borrowings are secured by substantially all the Company’s assets and the personal guarantee of the Company’s executive vice-president, a Company manager. The borrowings are subject to certain covenants, including maintenance of tangible net worth of at least $200,000 and debt service coverage of at least 1.2 to 1.0.

Kay O’Neill (USA) LLC

Notes to Financial Statements

Years Ended March 31, 2005 and 2004

Note 5 - Capital Lease Obligation

The following is a schedule by year of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2005:

Year Ending March 31:
2006	$4,149
2007	4,149
2008	4,149
2009	1,382

Total minimum lease payments	13,829

Less amount representing interest	(1,168)

Present value of minimum lease payments	12,661

Less current maturities	(3,569)

Capital Lease Obligation, Net of Current Portion	$9,092

Note 6 - Operating Leases

The Company leases its office and storage facilities under a rental agreement dated July 2003. The agreement includes a provision deferring lease payments for three months from lease inception. The total payments called for under the lease are being recognized using the straight-line method over the five-year term of the lease. The following is a schedule by year of future minimum rental payments required under the lease as of March 31, 2005:

Year Ending March 31:
2006	$58,344
2007	60,726
2008	63,108
2009	32,148

Total Minimum Payments Required	$214,326

Rent expense was $57,615 and $64,494 for the years ended March 31, 2005 and 2004, respectively.

Kay O’Neill (USA) LLC

Notes to Financial Statements

Years Ended March 31, 2005 and 2004

Note 7 - Related Parties

In the normal course of business, the Company engages in transactions with Kay O’Neill Limited (“Limited”), a company also owned by Holdings. As of March 31, 2005 and 2004, trade receivables included amounts due from Limited of $675,343 and $33,600, respectively. During the year ended March 31, 2005, revenues included approximately $1,073,000 and cost of sales included $272,000 related to transactions with Limited. During the year ended March 31, 2004, revenues included approximately $511,000 and cost of sales included approximately $198,000 related to transactions with Limited.

In addition, the Company’s financial statements reflect an amount due from Limited of $189,668 and $3,126 as of March 31, 2005 and 2004, respectively. These amounts reflect intercompany advances and borrowings for operations in the normal course of business.

The Company also accrued management fees to Holdings in the amounts of $32,400 and $28,800 during the years ended March 31, 2005 and 2004.

Note 8 - Payroll and Employee Benefits

The Company uses a payroll service company as co-employer to manage its payroll, payroll tax filings, medical insurance plan and 401(k) plan. Under the arrangement, the Company remits to the payroll service Company payments for gross wages, the employer portion of payroll taxes and all employee medical insurance premiums. All payroll-related functions are administered by the payroll service. The 401(k) plan allows substantially all the Company’s employees to make elective tax-deferred contributions subject to IRS limitations. The Company does not contribute to the 401(k) plan.

Note 9 - Major Customers

In addition to sales to related parties for the year ended March 31, 2005, sales to one major customer amounted to more than 10% of total sales. (See Note 7.) The amount of revenue from that major customer amounted to approximately $659,000. For the year ended March 31, 2004, sales to two such customers amounted to approximately $588,000 and $552,000.

Also, in addition to trade receivables from related parties, as of March 31, 2005, trade receivables from one major customer amounted to more than 10% of total receivables. The amount receivable from that major customer amounted to approximately $210,000. As of March 31, 2004, trade receivables from two such major customers amounted to approximately $141,000 and $84,000.

Note 10 - Subsequent Events

On April 1, 2005, WAKO Logistics Group, Inc. acquired the Company from Holdings for $1,000,000 in cash and the assumption of $625,000 of the liabilities related to amounts due to the Company from Limited as of March 31, 2005.

Independent Auditor's Report on Supplemental Information

Board of Directors
Kay O’Neill (USA) LLC
Des Plaines, Illinois

Our report on our audits of the basic financial statements of Kay O’Neill (USA) LLC for the years ended March 31, 2005 and 2004 appears on page one. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The following supplemental schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

May 6, 2005

Schedule B-1

Kay O’Neill (USA) LLC

Schedule of Operating Expenses

Years Ended March 31, 2005 and 2004

	Amount		% of Net Sales
	2005	2004	2005	2004

Salaries and personnel expense	$890,202	$592,005	14.00%	14.58%
Travel and entertainment	76,363	52,176	1.20	1.28
Rent	57,615	64,494.91		1.59
Telephone	40,278	27,543.63		.68
Management fee	32,400	28,800.51		.71
Office supplies and expense	22,464	18,155.35		.45
Computer expense	21,211	29,484.33		.73
Insurance	19,545	13,782.31		.34
Depreciation	18,902	22,819.30		.56
Bank charges	15,443	11,591.24		.29
Training	15,363	7,913.24		.19
Recruiting	12,095	-	.19	-
Facilities repairs and maintenance	11,173	9,931.18		.24
Promotion	9,071	11,180.14		.28
Vehicle expenses	8,423	4,048.13		.10
Equipment repairs and rentals	7,690	5,289.12		.13
Utilities	6,450	3,626.10		.09
Bad debts	6,436	1,238.10		.03
Postage and delivery	5,399	2,632.08		.06
Professional fees	2,988	9,909.05		.24
Dues and subscriptions	2,542	1,591.04		.04
Miscellaneous	1,311	426.02		.01

Total (Exhibit B)	$1,283,364	$918,632	20.18%	22.62%

See independent auditor's report on supplemental information.

UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

On April 1, 2005, Wako Logistics Group, Inc. (the “Registrant”) completed the acquisition of Kay O’Neill (USA) LLC (“Kay O’Neill USA”), an Illinois limited liability that provides logistics and freight forwarding services and is based in Chicago, Illinois.

The purchase price paid by the Registrant to Kay O’Neill (USA Holdings) Limited, a corporation organized under the laws of United Kingdom (the “Seller”) for all of the outstanding Membership Interests of Kay O’Neill USA was US$1,000,000. In addition, as part of the deal, the Registrant will assume the debt of US$625,000 owed by an affiliate of the Seller (the “Affiliate”) to Kay O’Neill USA.

The acquisition was accounted for using the purchase method of accounting in accordance to SFAS No. 141. The purchase price was allocated to tangible and intangible assets. The excess of the purchase price over the estimated fair value of the net assets acquired was recognized as goodwill. Goodwill will be evaluated on a regular basis for impairment. The allocation of purchase price is based on preliminary data of Kay O’Neill USA and may change when additional information is available.

The unaudited pro forma consolidated balance sheet as of March 31, 2005 gives effect to the acquisition as if it had occurred on March 31, 2005. The unaudited pro forma consolidated statement of operations for the year ended April 30, 2004, eight months ended December 31, 2004 and three months ended March 31, 2005 give effect to the acquisition as if it had occurred on May 1, 2003. The unaudited pro forma information is based on the historical financial statements of Wako Logistics Group, Inc. for the year ended April 30, 2004, eight months ended December 31, 2004 and three months ended March 31, 2005 and the historical financial statements of Kay O’Neill USA for the year ended March 31, 2004, eight months ended December 31, 2004 and three months ended March 31, 2005, giving effect to the transactions under the purchase method of accounting as well as assumptions and adjustments as indicated in the Notes below.

Wako Logistics Group, Inc.

PRO FORMA CONSOLIDATED BALANCE SHEET

All Dollar Amounts are in Thousands except per share data	Wako Logistics Group, Inc	Kay O’Neill USA	Pro-forma Adjustment	Pro-forma	Note
	At 3.31.2005	At 3.31.2005

ASSETS
Current assets
Cash and cash equivalents	2,095	-	(1,000)	1,095	2
Restricted cash	524	-		524
Trade receivables, net	4,249	1,678	(625)	5,302	2
Deposits, prepayments and other current assets	90	44		134
Due from related parties	304	189		493
Tax prepaid	-	-		-

Total current assets	7,262	1,911		7,548

Investment in subsidiary			1,030	-	2
			(1,030)		4

Goodwill			746	746	3
Intangible assets			512	512	3
Property, plant and equipment, net	210	26		236

Total assets	7,472	1,937		9,042

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Bank overdrafts	4	66		70
Trade payables	3,379	991		4,370
Accrued charges and other creditors	219	108	30	357
Short-term bank loan	224	225		449
Current portion of capital lease obligation	-	4		4
Due to related parties	54	-		54

Due to directors	2,058	-		2,058
Income tax payable	163	121		284

Total current liabilities	6,101	1,515		7,646

Non-current liabilities
Bank loan-maturing after one year	131	-		131
Capital lease obligation	-	9		9
Deferred rent	-	16		16

Commitments and contingencies	-	-		-

Stockholders' equity
Preferred stock
Other comprehensive income	9	-		9
Common stock	20	50	(50)	20
Member's contributions receivables	-	(50)	50	-
Additional paid-in capital	456	-		456
Retained earnings	755	397	(397)	755

Total stockholders' equity	1,240	397		1,240

Total liabilities and stockholders' equity	7,472	1,937		9,042

Wako Logistics Group, Inc.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2004

All Dollar Amounts are in Thousands except per share data	Wako Logistics Group, Inc	Kay O’Neill USA	Pro-forma Adjustment	Pro-forma	Note
	Year ended 4.30.2004	Year ended 3.31.2004

Revenues:
Freight	13,842	3,493		17,335
Agency services	308	121		429
Other services	3,565	447		4,012
	17,715	4,061		21,776

Operating expenses
Cost of forwarding	(14,513)	(2,947)		(17,460)
Selling and administrative expenses	(2,147)	(918)		(3,065)
Depreciation	(27)	-		(27)

Total operating expenses	(16,687)	(3,865)		(20,552)

Income from operations	1,028	196		1,224

Interest income	2	-		2
Interest expense	-	(12)		(12)
Other income	40	20		60
	42	8		50

Income from continuing operation	1,070	204		1,274

Provision for income taxes	(186)	(79)		(265)

Net income	884	125		1,009

Weighted average number of shares outstanding
Basic	20,074,534			20,074,534

Diluted	20,074,534			22,074,534	2

Net income per share, basic and diluted	0.04			0.05	2

Wako Logistics Group, Inc.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE EIGHT MONTHS ENDED DECEMBER 31, 2004

All Dollar Amounts are in Thousands except per share data	Wako Logistics Group, Inc	Kay O’Neill USA	Pro-forma Adjustment	Pro-forma	Note
	8 months ended 12.31.2004	8 months ended 12.31.2004

Revenues:
Freight	14,650	3,577		18,227
Agency services	376	125		501
Other services	1,558	456		2,014
	16,584	4,158		20,742

Operating expenses
Cost of forwarding	(14,105)	(3,179)		(17,284)
Selling and administrative expenses	(2,082)	(736)		(2,818)
Depreciation	(35)	(15)		(50)

Total operating expenses	(16,222)	(3,930)		(20,152)

Income from operations	362	228		590

Interest income	2	-		2
Interest expense	(5)	(4)		(9)
Other income	13	-		13
	10	(4)		6

Income from continuing operation	372	224		596

Provision for income taxes	(96)	(81)		(177)

Net income	276	143		419

Weighted average number of shares outstanding
Basic	20,441,000			20,441,000

Diluted	20,441,000			22,441,000	2

Net income per share, basic and diluted	0.01			0.02	2

Wako Logistics Group, Inc.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2005

All Dollar Amounts are in Thousands except per share data	Wako Logistics Group, Inc	Kay O’Neill USA	Pro-forma Adjustment	Pro-forma	Note
	3 months ended 3.31.2005	3 months ended 3.31.2005

Revenues:
Freight	5,889	1,372		7,261
Agency services	234	48		282
Other services	723	175		898
	6,846	1,595		8,441

Operating expenses
Cost of forwarding	(5,748)	(1,166)		(6,914)
Selling and administrative expenses	(935)	(387)		(1,322)
Depreciation	(22)	-		(22)

Total operating expenses	(6,705)	(1,553)		(8,258)

Income from operations	141	42		183

Interest income	4	-		4
Interest expense	(4)	(3)		(7)
Other income	25	-		25
	25	(3)		22

Income from continuing operation	166	39		205

Provision for income taxes	(40)	(14)		(54)

Net income	126	25		151

Weighted average number of shares outstanding
Basic	20,441,000			20,441,000

Diluted	20,441,000			22,441,000	2

Net income per share, basic and diluted	0.01			0.01	2

Notes to pro-forma consolidated financial statements:

1.	There are no inter-company transactions between Wako Logistics Group, Inc and Kay O’Neill USA.

2.	The total purchase price (“Purchase Price”) represents the following:

USD
Cash paid	1,000,000
Estimated professional fee in connection with the acquisition	30,000
Total cost	1,030,000

Pursuant to the Membership Purchase agreement dated March 22, 2005, the purchase price shall be a cash payment of US$1,000,000. In addition, as part of the deal, there will be an assumption of an inter-company debt by Wako Logistics Group, Inc of US$625,000 as explained below.

At March 31, 2005, Kay O’Neill USA has a receivable of approximately US$625,000 from an affiliated company. It was agreed that the affiliated company would not settle the amount. Instead, Wako Logistic Group, Inc. will take up the liability and repay Kay O’Neill USA. As the assumption of the inter-company debt of US$625,000 will not result in net economic outflow from Wako Logistics Group, the Purchase Price is US$1,030,000 in accordance to SFAS No. 141.

The cash payment of US$1,000,000 was financed by Christopher Wood, the Chief Executive Officer, Chief Financial Officer and a director of Wako Logistics Group, Inc. A promissory note payable to Mr. Wood was issued on April 1, 2005. The note matures on March 31, 2008 (the “Maturity Date”) and carries an interest at the rate of six percent per annum compounded on a quarterly basis. At any time prior to the Maturity Date, the holder of the promissory note may, at his sole election, convert all or a portion of the principal amount into shares of common stock of Wako Logistics Group, Inc., at a price per share of Common Stock equal to the lesser of (i) the Fair Market Value of the Common Stock and (ii) US$.50 per share. The amount of promissory note payable to Christopher Wood was included in the amount due to director on the balance sheet.

For the purpose of the calculation of diluted number of share, it is assumed the full amount of the promissory note will be converted to common stock at a price of US$.50 per share, reflecting an addition of 2,000,000 shares.

3.
The acquisition of Kay O’Neill USA was recorded using purchase method of accounting in accordance with SFAS No. 141. Purchase Price was allocated to the assets, liabilities, intangibles and goodwill acquired, based on the fair value at the date of acquisition. At March 31, 2005, the fair value of identifiable assets and liabilities of Kay O’Neill USA was approximately US$284,000, which comprise tangible net liabilities of US$228,000 and an intangible assets from customer relationship of US$512,000. Goodwill of approximately US$746,000 is not amortized, but rather is tested annually for impairment in accordance with SFAS No. 142. The intangible assets are amortized over a period of five years.

4.	Certain reclassifications were made to conform the presentation of Kay O’Neill USA to Wako Logistics Group, Inc.